UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2007

ONEBEACON INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-33128	98-0503315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

601 Carlson Parkway Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (952) 852-2431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 2, 2007, OneBeacon Insurance Group, Ltd. issued its Investor Financial Supplement relating to its financial results for the fourth quarter and year ended December 31, 2006. Subsequently, a correction was made to the calculation of total investment return.  This correction has been made on page I-1 of the Investor Financial Supplement furnished as Exhibit 99.1 of this Current Report on Form 8-K/A.  In addition, revisions have also been made in the Investor Financial Supplement to correct insignificant rounding differences.  A copy of the Investor Financial Supplement is furnished herewith as Exhibit 99.1. The information in this report, including Exhibit 99.1, is furnished in accordance with SEC Release No. 33-8216 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Investor Financial Supplement of OneBeacon Insurance Group, Ltd. for the fourth quarter and year ended December 31, 2006, as corrected March 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.
Date: March 1, 2007	By:	/s/ Ann Marie Andrews
Ann Marie Andrews
Chief Accounting Officer